Exhibit 10.44

First Amendment to

Amended and Restated Combination Agreement

This First Amendment to Amended and Restated Combination Agreement (this “Amendment”) is entered into as of February 26, 2015 by Fenix Parts, Inc., a Delaware corporation (“Fenix”), Fenix Parts Canada, Inc., a Canadian Corporation (“Purchaser”), David A. Gold and Kenneth L. Gold (each a “Shareholder” and together the “Shareholders”), and the following corporations (each a “Standard Company” and together the “Standard Companies”): Goldy Metals Incorporated, an Ontario corporation (“Goldy Metals”); End of Life Vehicles Inc., an Ontario corporation (“EOL”); Goldy Metals (Ottawa) Incorporated, an Ontario corporation (“Goldy Ottawa”) and 2434861 Ontario Inc., an Ontario corporation (“Newco”);

Whereas, the Parties have entered into an Amended and Restated Combination Agreement dated as of November 10, 2014 (the “Combination Agreement”); and

Whereas, the Parties desire to amend the Combination Agreement as set forth herein,

It is agreed as follows:

1.	Capitalized terms without definition shall have the same meaning as given in the Combination Agreement.

2.	Section 10.1(a)(3) of the Combination Agreement shall be deleted and replaced in its entirety with the following:

(3)	Closing has not occurred by May 15, 2015 (the “Outside Date”) (other than as a result of Purchaser’s or Fenix’s breach of or failure to perform its obligations under this Agreement);

3.	Section 10.1(b)(3) of the Combination Agreement shall be deleted and replaced in its entirety with the following:

(3)	Closing has not occurred by May 15, 2015 (the “Outside Date”) (other than as a result of the Vendors’ breach of or failure to perform their obligations under this Agreement);

4.	The definitions of “Interim Balance Sheet” and “Interim Financial Statements” shall be modified to include the Standard Companies’ combined balance sheet and combined financial statements as of and for the period ended December 31, 2014.

5.	Except as expressly amended by the terms of this Amendment, the Combination Agreement is in all respects ratified and confirmed.

Signatures appear on the following page

In witness, the Parties have executed this Amendment.

FENIX PARTS, INC.

By:	/s/ Kent Robertson
Name:	Kent Robertson
Title:	Chief Executive Officer

FENIX PARTS CANADA, INC.

By:	/s/ Kent Robertson
Name:	Kent Robertson
Title:	Chief Executive Officer

/s/ David A. Gold
DAVID A. GOLD

/s/ Kenneth L. Gold
KENNETH L. GOLD

GOLDY METALS INCORPORATED, END OF LIFE VEHICLES INC., GOLDY METALS (OTTAWA) INCORPORATED and 2434861 ONTARIO INC.

By:	/s/ Kenneth L. Gold
Name:	Kenneth L. Gold
Title:	President

Signature page to Standard (Canada) First Amendment

to Amended and Restated Combination Agreement

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